UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2020

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of the Shareholders (“Annual Meeting”) of HNI Corporation (the “Corporation”), the proposals listed below were submitted to a vote of the shareholders. The proposals are described in the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 26, 2020 (the “Proxy Statement”). As of March 6, 2020, the record date for the 2020 Annual Meeting, there were 42,708,614 outstanding shares of common stock eligible to vote, and 37,206,360 shares were present in person or represented by proxy at the 2020 Annual Meeting.

Proposal No. 1 - Election of Directors. The Corporation’s shareholders approved four nominees, Miguel M. Calado, Cheryl A. Francis, John R. Hartnett and Dhanusha Sivajee for election to the Corporation’s Board of Directors for a term expiring at the Corporation’s 2023 Annual Meeting of the Shareholders, as follows:

Director	% For[1]	For	Against	Abstain	Broker Non-Votes
Miguel M. Calado	98.63%	32,680,454	453,948	228,640	3,843,318
Cheryl A. Francis	98.72%	32,756,462	424,514	182,066	3,843,318
John R. Hartnett	99.07%	32,830,761	306,996	225,285	3,843,318
Dhanusha Sivajee	99.29%	32,929,725	236,844	196,473	3,843,318
[1]Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

The Corporation’s other directors: (i) Mary A. Bell, Mary K.W. Jones and Ronald V. Waters continue to serve as directors for terms ending at the Corporation’s 2021 Annual Meeting of the Shareholders; and (ii) Jeffrey D. Lorenger, Larry B. Porcellato and Abbie J. Smith continue to serve as directors for terms ending at the Corporation’s 2022 Annual Meeting of the Shareholders.

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm. The Corporation’s shareholders ratified the selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending January 2, 2021, with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
99.77%	37,080,276	86,938	39,146	0
[1]Percentage of votes cast, which excludes abstentions (in accordance with Iowa law).

Proposal No. 3 - Advisory Vote to Approve Named Executive Officer Compensation. The Corporation’s shareholders approved, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Proxy Statement with votes as follows:

% For[1]	For	Against	Abstain	Broker Non-Votes
96.05%	31,094,942	1,278,831	989,269	3,843,318
[1]Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	May 7, 2020	By	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary